                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                            ========


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  November 21, 1997
                                 =================

                    Realty Income Corporation
                    =========================
     (Exact name of registrant as specified in its charter)

                            Maryland
                            ========
                    (State of Incorporation)

                             1-13318
                             =======
                    (Commission File Number)

                           33-0580106
                           ==========
              (IRS Employer Identification Number)

       220 West Crest Street, Escondido, California  92025
       ===================================================
      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (760)741-2111
                                                    =============

                         Not Applicable
                         ==============
  (Former name or former address, if changes since last report)

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ITEM 5.  OTHER EVENTS
=====================

On November 13, 1997, an indemnification agreement was executed between the Registrant and each executive officer of the Registrant.

On November 13, 1997, an indemnification agreement was executed between the Registrant and each director on the board of directors of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
==========================================

The following exhibits are filed with this report.

Exhibit No.     Description
-----------     -----------

10.1 Form of indemnification agreement entered into between the Registrant and each executive officer of the Registrant

10.2 Form of indemnification agreement entered into between the Registrant and each director on the board of directors of the Registrant

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                            SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    REALTY INCOME CORPORATION


<TABLE)
[S]                                      [C]
(Signature and Title)                    /s/ MICHAEL R. PFEIFFER
Date: November 21, 1997                  ------------------------
                                         Michael R. Pfeiffer
                                         Senior Vice President,
                                         General Counsel and
                                         Secretary
[/TABLE]



                          EXHIBIT INDEX



Exhibit No.     Description                                  Page
===========     ===========                                  ====
10.1            Form of indemnification agreement entered
                into between the Registrant and each
                executive officer of the Registrant..........4-12

10.2            Form of indemnification agreement entered
                into between the Registrant and each
                director on the board of directors of the
                Registrant..................................13-22


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